SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                       EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[]  Preliminary  Proxy  Statement       [  ]  Confidential,  for  Use  of the
                                              Commission  Only (as permitted by
                                              Rule  14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  sec.  240.14a-11(c) or sec. 240.14a-12

                      FLEMINGTON PHARMACEUTICAL CORPORATION

------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
     [X]  No  fee  required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:  N/A


------------------------------------------------------------------------------
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------
     (4)  Proposed  maximum  aggregate  value  of  transaction:   N/A

------------------------------------------------------------------------------
     (5)  Total  fee  paid:  not  required

------------------------------------------------------------------------------

     [  ]  Fee  paid  previously  with  preliminary  materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

--------------------------------------------------------------------------------
     (2)  Form,  Schedule  or  Registration  Statement  No.:

--------------------------------------------------------------------------------
     (3)  Filing  Party:

--------------------------------------------------------------------------------
     (4)  Date  Filed:

--------------------------------------------------------------------------------

                      FLEMINGTON PHARMACEUTICAL CORPORATION

                            31 STATE HIGHWAY 12 WEST
                          FLEMINGTON, NEW JERSEY 08822
                                  908-782-3431

                                                             January  16,  2002

Dear  Fellow  Shareholder:

     The 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Flemington Pharmaceutical Corporation (the "Company") will be held at 10:00 a.m. on February 15, 2002 at 31 State Highway 12 West, Flemington, New Jersey 08822. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our shareholders. I hope you will be able to attend.

     Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy by withdrawing your Proxy and voting at the meeting. Any shareholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended July 31, 2001 and the Company Quarterly Report on Form 10-QSB for the three month period ended October 31, 2001 accompanies this Proxy Statement. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote for all of the five persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote "FOR" the ratification of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2002, (c) as to Proposal 3, the Proxy confers authority to vote "FOR" the amendment to the Company's 1998 Stock Plan to increase the maximum number of shares of Company's common stock subject to the plan from 500,000 shares to 1,075,000 shares, and (d) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

     The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its shareholders and unanimously recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

     Thank you for your investment and continued interest in Flemington Pharmaceutical Corporation.

                                       Sincerely,

                                       Harry  A.  Dugger,  III,  Ph.D.
                                       President  and  Chief  Executive  Officer

                      FLEMINGTON PHARMACEUTICAL CORPORATION
                            31 STATE HIGHWAY 12 WEST
                          FLEMINGTON, NEW JERSEY 08822
                              _____________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 15, 2002
                              _____________________

To  our  Shareholders:

     Notice is hereby given that the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Flemington Pharmaceutical Corporation, a New Jersey corporation (the "Company"), will be held at the Company's principal office at 31 State Highway 12 West, Flemington, New Jersey, on Friday, February 15, 2002 at 10:00 a.m., Eastern Standard Time, for the following purposes:

1. To elect five (5) Directors to the Board of Directors to serve until the 2003 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified;

2. To ratify the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2002; and

3. To approve an amendment to the Company's 1998 Stock Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 500,000 shares to 1,075,000 shares.

4. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on January 7, 2002, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

     For a period of ten (10) days prior to the Annual Meeting, a shareholders list will be kept at the Company's office and shall be available for inspection by shareholders during usual business hours. A shareholders list shall also be present at, and available for inspection during, the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

     SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                      By  Order  of  the  Board  of  Directors

                                      Robert  F.  Schaul
                                      Secretary
January  16,  2002

                                    IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A POSTAGE PAID, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                      FLEMINGTON PHARMACEUTICAL CORPORATION
                            31 STATE HIGHWAY 12 WEST
                          FLEMINGTON, NEW JERSEY 08822

                                 PROXY STATEMENT

                       2002 ANNUAL MEETING OF SHAREHOLDERS


     This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors") of Flemington Pharmaceutical Corporation (the "Company") of proxies in the accompanying form to be voted at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Standard Time, on Friday, February 15, 2002 at the principal office of the Company at 31 State Highway 12 West, Flemington, New Jersey 08822 and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is January 16, 2002.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2001 and a copy of the Company's Quarterly Report on Form 10-QSB for the three month period ended October 31, 2001 is enclosed with these materials, but should not be considered proxy solicitation material.

     The Company has fixed the close of business on January 7, 2002 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the Record Date, there were 11,724,900 outstanding shares of common stock, $.001 par value per share ("Common Stock"), each share entitled to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, Common Stock represented by a properly signed and returned proxy card will be counted as Common Stock present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of Common Stock are not entitled to cumulative voting rights.

     The election of a nominee for director requires approval of such nominee by a plurality of the Common Stock present and entitled to vote in person or by proxy; and the approval of each of the other proposals described in the Proxy Statement requires the approval of a majority of the Common Stock present and entitled to vote in person or by proxy on that matter.

                             SOLICITATION OF PROXIES

     The cost of the proxy solicitations will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. The Company shall not use specially engaged employees or paid solicitors to identify shareholders or to conduct the solicitation.

                             THE BOARD OF DIRECTORS

     During the fiscal year ended July 31, 2001 ("fiscal 2001"), the Board of Directors held eleven (11) meetings, three (3) regular meetings and eight (8) special meetings, attended by all of the Company's Directors. During fiscal 2001, the Board of Directors also acted five (5) times by written consent. The Company has a compensation committee, and an audit committee, each of which met once in fiscal 2001. The Company does not have a stock option committee, shareholder relations committee, or a nominating committee.

     Harry A. Dugger, III and John J. Moroney serve on the compensation committee, which determines the cash (and with respect to the 1997 Plan as defined hereinafter, the non-cash) compensation amounts to be paid to directors, officers and employees of the Company. Because the Board of Directors does not have a standing nominating committee, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice received by the Secretary of the Company within ten (10) days of the date on which notice of a special meeting for the election of directors is first given to shareholders.

     Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     As of the Record Date, there were 11,724,900 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of the Record Date, certain information regarding the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's Directors and Named Executive Officers, as such term is defined under
Item 402(a)(3) of Securities and Exchange Commission ("SEC") Regulation S-K, and
(iii) all of the Company's Executive Officers and Directors as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3 certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon the exercise of an option) within sixty (60) days of the date as of which the information is provided. In computing the ownership percentage of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual ownership or voting power at any particular date.


TITLE OF          NAME AND ADDRESS OR                   AMOUNT AND NATURE OF      PERCENTAGE OF
 CLASS             NUMBER IN GROUP(1)                  BENEFICIAL OWNERSHIP (2)       CLASS
------------  ----------------------------------      -------------------------    --------------
Common Stock   Harry A. Dugger, III, Ph.D.                    1,829,003(3)             14.8%

Common Stock   John J. Moroney                                1,018,080(4)              8.2%

Common Stock   Donald Deitman                                         0                   0%

Common Stock   Robert F. Schaul, Esq.                           189,286(5)              1.6%

Common Stock   Jack J. Kornreich                                169,310(5)              1.4%

Common Stock   Robert C. Galler                                 700,000(6)              5.6%

Common Stock   Lindsey Rosenwald                              8,000,000(7)             50.9%

Common Stock   All Executive Officers and Directors           3,955,679                28.0%
               as a group (6 persons)                         (3)(4)(5)(6)



(1) The address of all holders listed herein is c/o Flemington Pharmaceutical Corporation, 31 State Highway 12 West, Flemington, New Jersey 08822.

(2) Except as otherwise indicated, each named holder has, to the Company's knowledge, sole voting and investment power with respect to the shares indicated.

(3) Includes options to purchase 200,000 shares of Common Stock issued under the 1992 Stock Option Plan; options to purchase 50,000 shares of Common Stock under the 1997 Stock Option Plan; options to purchase 95,000 shares of Common Stock under the 1998 Stock Option Plan; options to purchase 300,000 shares of Common Stock issued outside of the Plans; 108,000 shares owned by his daughter Christina Dugger Sommers; and 108,000 shares owned by his son Andrew Dugger. Dr. Dugger may be deemed to be a "parent" of the Company as such term is defined under the Federal securities laws.

(4) Includes options to purchase 200,000 shares of Common Stock issued under the 1992 Stock Option Plan; options to purchase 50,000 shares of Common Stock under the 1997 Stock Option Plan; options to purchase 95,000 shares of Common Stock under the 1998 Stock Option Plan; options to purchase 300,000 shares of Common Stock issued outside of the Plans; 208,080 shares owned jointly with his wife, and 60,000 shares owned by each of his three sons, Matthew, Timothy and Sean Moroney.

(5) Includes options to purchase 20,000 shares of Common Stock issued under the 1992 Stock Option Plan; options to purchase 25,000 shares of Common Stock issued under the 1997 Stock Option Plan; and options to purchase 105,000 shares of Common Stock under the 1998 Stock Option Plan.

(6) Includes options issued outside of the plan to purchase 700,000 shares of common stock.

(7) Includes warrants to purchase 4,000,000 shares of the Company's common stock.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten (10) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with both the SEC and the principal exchange upon which such securities are traded or quoted. Officers, directors and persons holding greater than ten (10) percent of the outstanding shares of a class of Section 12-registered equity securities ("Reporting Persons") are also required to furnish copies of any such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that from August 1, 2000 to September 30, 2001 all Section 16(a) filing requirements applicable to its Reporting Persons were complied with.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary for the fiscal years ended July 31, 2001, 2000 and 1999, respectively, of the cash and non-cash compensation awarded, paid or accrued by the Company to the Company's Chief Executive Officer ("CEO") and its four most highly compensated officers other than the CEO, who served in such capacities at the end of fiscal 2001 (collectively, the "Named Executive Officers"). No other executive officer of the Company earned in excess of $100,000 in total annual salary and bonus for 2001, 2000 and 1999 in all capacities in which such person served the Company. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal 2001, 2000 and 1999 to the Named Executive Officers, except as set forth below:

                                SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                                                Awards                 Payouts


                                                            Other               Securities
                                                            Annual  Restricted  Underlying              All
                                                            Compen-   Stock      Options/     LTIP     Other
    Name and                      Fiscal    Salary    Bonus sation   Award(s)     SAR (1)   Payouts  Compensation
Principal Position                 Year      ($)       ($)    ($)      ($)          (#)       ($)       ($)

Harry A. Dugger, III, Ph.D.
President and CEO                 2001    232,000(2)   0       0       0             0         0        0
                                  2000    226,000      0       0       0        95,000         0        0
                                  1999    210,000      0       0       0             0         0        0
John J. Moroney
Chairman                          2001     57,781      0       0       0             0         0        0
                                  2000    169,000      0       0       0        95,000         0        0
                                  1999    157,500      0       0       0             0         0        0
Donald Deitman
Chief Financial Officer           2001     70,800      0       0       0             0         0        0
                                  2000     68,000      0       0       0             0         0        0
                                  1999     67,500      0       0       0             0         0        0

(1)   No Stock Appreciation Rights have been issued.
(2)   Includes $49,000 accrued, but unpaid, salary

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (individual grants)


There  were  no  options  granted  during  fiscal  2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning the exercises of options during fiscal 2001 and the number and value of unexercised options held as of the end of fiscal 2001.


                                                            Number of
                                                           Securities
                                                           Underlying          Value of
                                                           Unexercised     Unexercised In-the-
                            Number of                   Options at Fiscal   Money Options at
                              Shares                        Year End;      Fiscal Year End ($);
Name of Executive           Acquired on   Value Realized  (Exercisable/      (Exercisable/
     Officer                 Exercise        ($)          Unexercisable)     Unexercisable)
Harry A. Dugger, III, Ph.D.      0            -             645,000 / 0         0 / 0
John J. Moroney                  0            -             645,000 / 0         0 / 0
Donald Deitman                   0            -                 -                   -

COMPENSATION  OF  DIRECTORS


     The Directors of the Company are elected annually and serve until the next annual meeting of stockholders and until a successor shall have been duly elected and qualified. Effective January 1999, Directors of the Company, who are not employees or consultants receive for each meeting attended directors fees of $500 for their services as members of the Board of Directors. Such Directors are also reimbursed for expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote. There were no other arrangements pursuant to which any Director was compensated during fiscal 2001 for any services provided as a Director.

STOCK  OPTION  PLANS

     The Company has three stock option plans, adopted in 1992, 1997 and 1998, respectively (collectively referred to as the "Plans"). Each Plan provides for the issuance of options to purchase 500,000 shares of Common Stock, for a total of 1,500,000 shares. The 1997 Stock Option Plan is administered by Harry A. Dugger, III, Ph.D. and John J. Moroney, who constitute the Compensation
Committee of the Board of Directors ("Committee"), and the 1992 Stock Option Plan and 1998 Stock Option Plan are administered by the entire Board of Directors. For purposes of the following discussion, the term "Committee" will be used to reference the Committee with respect to the 1997 Stock Option Plan and the entire Board of Directors with respect to the 1992 Stock Option Plan and 1998 Stock Option Plan, as applicable. The Committee has sole discretion and authority, consistent with the provisions of the Plans, to select the Eligible Participants to whom options will be granted under the Plans, the number of shares which will be covered by each option and the form and terms of the agreement to be used. All employees and officers of the Company are eligible to participate in the Plans.

     At September 30, 2001, eleven (11) persons were eligible to receive Incentive Stock Options ("ISOs") under the 1992, 1997 and 1998 Plans.

     See  proposal  Number  3  -  Amendment  of  the  1998  Stock  Plan.

     OPTIONS. The Committee is empowered to determine the exercise price of options granted under the Plans, but the exercise price of ISOs must be equal to or greater than the fair market value of a share of Common Stock on the date the option is granted (110% with respect to optionees who own at least 10% of the outstanding Common Stock). The Committee has the authority to determine the time or times at which options granted under the Plans become exercisable, but options expire no later than ten years from the date of grant (five years with respect to Optionees who own at least 10% of the outstanding Common Stock of the Company). Options are nontransferable, other than by will and the laws of descent, and generally may be exercised only by an employee while employed by the Company or within 90 days after termination of employment (one year from termination resulting from death or disability).

     No ISO may be granted to an employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the shares with respect to which ISOs are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any parent and subsidiary) exceeds $100,000. The Plans do not confer upon any employee any right with respect to the continuation of employment by the Company, nor do the Plans interfere in any way with the employee's right or the Company's right to terminate the employee's employment at any time.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Harry A. Dugger, III and John J. Moroney serve as the members of the Company's Compensation Committee, which reviews and makes recommendations with respect to compensation of officers, employees and consultants, including the granting of options under the Company's 1997 Stock Option Plan. The 1992 and 1998 Stock Option Plans are administered by the entire Board.

     Mr. Moroney is also a Director and President of Landmark Financial Corp. ("Landmark").

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     Compensation of the Company's executives is intended to attract, retain and award persons who are essential to the enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Board of Directors utilizes subjective criteria for evaluation of individual performance. The Board focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation. The Company has not paid cash incentive bonuses during fiscal 2001.

     Except as set forth herein, the Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officer is entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executive officers who qualify will be permitted to participate in the Company's 1992, 1997 and 1998 Stock Option Plans which were adopted in May 1992, February 1997 and June 1998, respectively. In September 1998 the Board of Directors adopted an investment retirement account plan in which all employees of the Company are eligible to participate. Executive officers may participate in group life, health and hospitalization plans, if and when such plans are available generally to all employees. The Compensation Committee is satisfied that the compensation and stock option plans provided to the officers of the Company are structured and operated to create strong alignment with the long-term best interests of the Company and its stockholders.

     The compensation of the Company's Chief Executive Officer, Dr. Dugger, for fiscal 2001 consisted of base salary of $ 232,000. Because of an inadequacy of cash flow during the second and third quarters of fiscal 2001, Dr. Dugger agreed to accrue all of his salary until the cash flow situation resolved itself. In May 2001, Dr. Dugger's salary was resumed and one-half of his accrued salary was paid out. The remaining half ($49,000) continues as an accrual at this time. No bonuses, stock grants or option grants were awarded to Dr. Dugger during fiscal 2001. The determination by the Compensation Committee of Dr. Dugger's remuneration is based upon methods consistent with those used for other senior executives. The committee considers certain quantitative factors, including the Company's financial, strategic and operating performance for the year. The qualitative criteria include Dr. Dugger's leadership qualities and management skills, as exhibited by his innovations, time and effort devoted to the Company, and other general considerations. The Compensation Committee also takes note of comparable remuneration of other CEOs at similar companies. Based on the performance of the Company, the Compensation Committee believes that Mr. Dugger's compensation was appropriate.

                             Compensation Committee:
                             ----------------------

                           Harry A. Dugger, III, Ph.D
                                 John J. Moroney

EMPLOYMENT  AGREEMENTS  AND  CHANGE  IN  CONTROL  ARRANGEMENTS

     DR. DUGGER AND MR. MORONEY. The Employment Agreements previously in effect for Dr. Dugger and Mr. Moroney terminated in accordance with their terms in November, 2000. At that time the Board of Directors decided, with the concurrence of Dr. Dugger and Mr. Moroney, not to renew their agreements, but rather to continue their employment, on the same terms and conditions, on a month-to-month basis. In May 2001, Mr. Moroney resigned as an employee of the Company (remaining as a Chairman of the Board of Directors), and entered into a fee-for-service consulting relationship with the Company.

     MR. ROBERT C. GALLER. In September 2001, the Company entered into a three year Employment Agreement with Mr. Galler, who was appointed Vice President -

Corporate Development and elected to the Board of Directors. The Agreement also provides for certain non-competition and non-disclosure covenants on the part of the executive. However, with respect to the non-competition covenants, a court may determine not to enforce such provisions or only partially enforce such provisions. Additionally, each of the foregoing agreements provides for certain Company-paid fringe benefits, such as disability insurance and inclusion in pension, profit sharing, stock option, savings, hospitalization and other benefit plans at such times as the Company shall adopt them.

                              CERTAIN TRANSACTIONS

CONSULTING  AGREEMENT

     On May 1, 1997, the Company entered into a consulting agreement with Saggi Capital Corp., a public relations consultant (the "Consultant") pursuant to which the Consultant received a Nonqualified Stock Option under the 1997 Stock Option Plan to purchase an aggregate of 200,000 shares of Common Stock. On March 25, 1998, the Company amended its consulting agreement pursuant to which the Consultant agreed to expand the scope and duration of the services provided. As a consequence, the Nonqualified Stock Option was restated and amended and the Consultant surrendered 200,000 unexercised stock options having an exercise price of $5.80 per share in exchange for receiving 200,000 stock options having an exercise price of $1.00 per share plus 120,000 stock options having an exercise price of $2.00 per share. These options are exercisable for a period of five (5) years following the date of the grant.

LEGAL  FEES

     During fiscal 2001 the Company paid Mr. Schaul approximately $85,000 for legal services rendered to the Company.

STOCKHOLDER  LOANS

     In fiscal 1998, the Company lent the principal amount of $60,000 to Dr. Dugger in exchange for a 7% promissory note. The note is due on demand, with interest due quarterly. Interest approximated $4,200 for fiscal 2001. This note remains outstanding. In October, 2001, Dr. Dugger indicated that the loan and all accrued interest would be paid in full by year-end 2001.

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from November 20, 1997 through the fiscal year ended July 31, 2001, with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) the American Stock Exchange, Inc. ("AMEX") Pharmaceutical Index (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the AMEX Pharmaceutical Index on November 20, 1997 and reinvestment of all dividends). Measurement points are on the first full trading day after the Company's registration statement was declared effective by the SEC and the last trading day of the Company's fiscal year ended July 31. The Company cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock performance. Companies included in the Nasdaq Composite Index and AMEX Pharmaceutical Index are generally larger and have greater capitalization than the Company.




                          [GRAPHICS OMITTED]



                                   11/20/97   7/31/98     7/31/99     7/31/00     7/31/01

AMEX Pharmaceutical Index (DRG)     $100.00   $135.00     $136.58     $153.78     $156.82

Flemington  Pharmaceutical
 Corporation (FLEM)                 $100.00    $ 24.00    $ 15.57     $ 13.25     $  5.64

Nasdaq Composite Index              $100.00    $118.75    $162.25     $231.59     $124.63


                                   PROPOSAL  1

                             ELECTION  OF  DIRECTORS

     At the Annual Meeting, five (5) individuals will be elected to serve as directors until the next annual meeting and until their successors are duly elected, appointed and qualified. During the fiscal year ended July 31, 2001, the Company's Board of Directors consisted of four (4) persons. In September, 2001, Mr. Galler was elected to the Board. Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions.
Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the shareholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

     The name and age of each of the five (5) nominees, his position with the Company, his principal occupation, and the period during which such person has served as a Director are set out below.



                                     POSITION WITH THE                           DIRECTOR
NAME OF NOMINEE              AGE         COMPANY          PRINCIPAL OCCUPATION     SINCE
Harry A. Dugger, III, Ph.D.  65    President and Chief    President and Chief      1982
                                   Executive Officer    Executive Officer of the
                                                               Company

John John J. Moroney         47    Chairman               President, Landmark      1991
                                                            Financial Corp.

Robert F. Schaul, Esq.       62    Secretary and               Attorney            1991
                                   Director

Jack J. Kornreich            62    Director                    Retired             1996

Robert C. Galler             41    Director and Vice
                                   President Corporate     Financial Advisory      2001
                                   Development                 Services






HARRY A. DUGGER, III, PH.D., President and Director. Dr. Dugger is a founder of the Company and has been President and a director of the Company since its inception in May 1982. Prior to founding the Company, from June 1980 to November 1982, Dr. Dugger was employed as Vice President of Research and Development by Bauers-Krey Associates, a company engaged in the development of pharmaceutical products. From 1964 to 1980, Dr. Dugger was Associate Section Head for Research and Development at Sandoz Pharmaceuticals Corporation. Dr. Dugger received an MS in Chemistry from the University of Michigan in 1960 and received a Ph.D. in Chemistry from the University of Michigan in 1962.

JOHN J. MORONEY, Chairman of the Board. Mr. Moroney has been Chairman of the Company since May 1992. From May 1992 to November 1994, Mr. Moroney was also the Company's Chief Executive Officer. Mr. Moroney currently is President of
Landmark Financial Corp., Harrington Park, New Jersey, a private financial consulting company. From 1985 to 1992, Mr. Moroney was a Managing Director of Corporate Finance for the investment banking firm of Ladenburg, Thalmann & Co., Inc., specializing in the pharmaceutical and health care industries. Mr. Moroney received a BS in 1975 and an MBA in 1977, both from Fordham University.

ROBERT F. SCHAUL, ESQ., Secretary and Director. Mr. Schaul has been a Director of the Company since November 1991 and was Vice President, Secretary and General Counsel of the Company from November 1991 to February 1995. He has advised the Company since its formation. From 1989 to 1991, Mr. Schaul was a partner with the law firm of Glynn, Byrnes and Schaul, and for twenty years prior thereto was an attorney and partner with the law firm Kerby, Cooper, English, Schaul & Garvin, specializing in business law and business related litigation. Mr. Schaul received a BA from New York University in 1961 and a JD from Harvard University in 1964.

                                      -11

JACK J. KORNREICH, Director. Mr. Kornreich has been a director of the Company since 1996. He presently acts as an independent consultant. From 1989 to 1993, Mr. Kornreich was Executive Vice President and General Counsel of Circa Pharmaceuticals Corp. (formerly Bolar Pharmaceuticals, Inc. and now known as Watson Pharmaceutical Corp.). From 1980 to 1989, Mr. Kornreich practiced law as a partner in the firm of Baum & Kornreich (from 1980 to 1984 the firm was named Baum, Skigen & Kornreich). From 1975 to 1980, Mr. Kornreich was in private practice. Mr. Kornreich received a JD from Brooklyn Law School in 1963 and an LLM in Corporate Law from New York University in 1975.

ROBERT C. GALLER, Vice President, Corporate Development and Director. Mr. Galler has been an employee and Director of the Company since September, 2001. From 1992 to the present, Mr. Galler has been the President and Chairman of the Lois Joy Galler Foundation for Hemolytic Uremic Syndrome, a non-profit charity. From 1999 to 2001, Mr. Galler was Vice President, Corporate Development and Director of Select Therapeutics, Inc. From 1994 to 1998 Mr. Galler was a Director and advisor of Synsorb Biotech, Inc. From 1992 to 1994 Mr. Galler was an equity coordinator at Gallers Financial Group, Inc., and from 1984 to 1992 he was Vice President of Investments with Gruntal & Co. Mr. Galler attended Hofstra University, Hempstead, N. Y.

     Board members are elected annually by the shareholders and the officers are appointed annually by the Board of Directors.

VOTE  REQUIRED

     Provided that a quorum of shareholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting.

RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT EACH OF THE ABOVE NOMINEES BE ELECTED AS A DIRECTOR.



                                   PROPOSAL  2

                           RATIFICATION OF APPOINTMENT
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company's Board of Directors of Wiss & Company, LLP ("Wiss") as independent certified public accountants for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending July 31, 2002. The Board of Directors of the Company selected and approved Wiss as independent certified public accountants to audit and report upon the Company's financial statements for the last several fiscal years. Wiss has no direct or indirect financial interest in the Company.

     Representatives of Wiss are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by shareholders.

VOTE  REQUIRED

     The affirmative vote of holders of a majority of the shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for the ratification of the selection of Wiss as the Company's independent certified public accountants for the fiscal year ending July 31, 2002.

RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WISS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2002.


                                   PROPOSAL 3

                        AMENDMENT OF THE 1998 STOCK PLAN

     At the 1998 Annual Meeting of Shareholders, the Company's stockholders approved the adoption of the Company's 1998 Stock Plan (the "1998 Plan"). The 1998 Plan authorizes up to 500,000 shares of Company common stock for grants of non-qualified and incentive stock options. The Board of Directors has amended the 1998 Plan, subject to stockholder approval, to authorize 575,000 additional shares for future awards (the "Plan Proposal"). The affirmative vote of the holders of a majority of the total votes cast on the Plan Proposal is needed to approve the Plan Proposal.

     Because of the limited number of remaining shares that may be granted under the 1998 Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees, consultants and directors in furtherance of the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

     The Company intends to continue awarding options in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates. The following is a summary of the principal features of the 1998 Plan. The summary is qualified in its entirety by reference to the complete text of the 1998 Plan, as proposed to be amended. The proposed amendment to the 1998 Plan is set forth as Annex A to this Proxy Statement.

DESCRIPTION  OF  THE  1998  PLAN

     The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 1998 Plan is 500,000 shares. The Plan Proposal would authorize the use of up to an additional 575,000 shares of the Company's common stock for a total of 1,075,000 shares being subject of the 1998 Plan. Shares issuable under the 1998 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

     Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Plan shall be administered by the Board of Directors of the Company (the "Board") or, a committee (the "Committee"). Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

     Options granted under the 1998 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code") or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Committee may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Committee may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee's lifetime, any incentive stock options granted under the Plan are personal to such optionee and are exercisable solely by such optionee.

     The Committee can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of
Non-Incentive Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

           (a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Committee;

          (b) delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

          (c) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the Option exercise price.

     Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

     Options granted under the 1998 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

     For federal income tax purposes, the grant to an optionee of a Non-Incentive Option will not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to tax withholding. The Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option. Upon the subsequent sale of the Common Stock received upon exercise of the Non-Incentive Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his or her tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

     For federal income tax purposes, neither the grant nor the exercise of an Incentive Option will constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an "incentive stock option" under Code 422. If an optionee does not dispose of the Common Stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensa-tion income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensa-tion income.

     The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

     The Board may amend, alter, suspend, discontinue or terminate the 1998 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1998 Plan may materially impair the rights of any participant with respect to any Option granted before amendment without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1998 Plan shall continue to remain effective until such time no further awards may be granted and all awards under the 1998 are no longer outstanding.

RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 PLAN PROPOSAL. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PLAN PROPOSAL.


                                     GENERAL

     The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

     The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to shareholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

     A copy of the Company's Form 10-KSB for the fiscal year ended July 31, 2001 and the Company Quarterly Report on Form 10-QSB for the three month period ended October 31, 2001 as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Upon written request, the Company will provide each shareholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Flemington Pharmaceutical Corporation, 31 State Highway 12 West, Flemington, New Jersey 08822, Attn: Robert F. Schaul, Secretary.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, shareholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Shareholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors, and FOR the ratification the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2002.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received by the Company at its office in Flemington, New Jersey on or before June 30, 2002 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no shareholders nominations or proposals for the Annual Meeting.

                                VOTING OF PROXIES

     Proxies may be revoked by shareholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of Directors and FOR the ratification of the appointment of Wiss & Company, LLP as the Company's independent certified public accounts for the fiscal year ending July 31, 2002.

                              REVOCABILITY OF PROXY

     Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any shareholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

                            METHOD OF COUNTING VOTES

     Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors or the ratification of the appointment of accountants are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the five (5) persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Item 2 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

                            By  order  of  the  Board  of  Directors



                            Harry  A.  Dugger,  III
                            President  and  Chief  Executive  Officer

January  16,  2002

                                                                         ANNEX A

                      FLEMINGTON PHARMACEUTICAL CORPORATION
                                 1998 STOCK PLAN


     This Flemington Pharmaceutical Corporation 1998 Stock Plan (the "1998 Plan") is hereby amended as follows:

     1.  Section 3 of the 1998 Plan is amended by deleting the first sentence of
Section  3 in its entirety and replacing the following sentence in lieu thereof:

     SECTION 3. STOCK SUBJECT TO THE PLAN. Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 1,075,000 shares.

     2. Except as expressly amended hereby, the provisions of the Plan are and shall remain in full force and effect.

     3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and stockholders of the Company.

                                     Adopted  by  the  Board  of  Directors
                                     this  10th  day  of  January,  2002




                                     Approved  by  the  Stockholders
                                     This ___ day  of  February,  2002